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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)      NOVEMBER 14, 2002



                             COLLEGIATE PACIFIC INC.
               (Exact Name of Registrant as Specified in Charter)



         DELAWARE                         0-17293                 22-2795073
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)


13950 SENLAC DRIVE, SUITE 100, DALLAS, TEXAS                        75234
  (Address of principal executive offices)                        (Zip Code)



                                 (972) 243-8100
              (Registrant's Telephone Number, Including Area Code)


          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 9.  REGULATION FD DISCLOSURE.

On November 14, 2002, in connection with the filing by Collegiate Pacific of its Quarterly Report on Form 10-QSB for the period ending September 30, 2002 (the "Report"), Collegiate Pacific delivered to the Securities and Exchange Commission as attachments to its transmittal letter relating to the Report, certifications by Michael J. Blumenfeld, Chief Executive Officer, and William R. Estill, Chief Financial Officer, pursuant to 18 U.S. C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. The text of the certifications is as follows:

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S. C.
1350)

         In connection with the Quarterly Report of Collegiate Pacific Inc. (the "Company") on Form 10-QSB for the period ending September 30, 2002, as filed with the Securities and exchange Commission on the date hereof (the "Report"), I, Michael J. Blumenfeld, Chief Executive Officer of the Company, certify, pursuant to 18 U.S. C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                  /s/ Michael J. Blumenfeld
                                                  Michael J. Blumenfeld
                                                  Chief Executive Officer
                                                  November 14, 2002

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S. C.
1350)

         In connection with the Quarterly Report of Collegiate Pacific Inc. (the "Company") on Form 10-QSB for the period ending September 30, 2002, as filed with the Securities and exchange Commission on the date hereof (the "Report"), I, William R. Estill, Chief Financial Officer of the Company, certify, pursuant to 18 U.S. C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                  /s/ William R. Estill
                                                  William R. Estill
                                                  Chief Financial Officer
                                                  November 14, 2002


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Collegiate Pacific Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 14, 2002                     COLLEGIATE PACIFIC INC.



                                            By:   /s/ William R. Estill
                                                 -------------------------------
                                                      William R. Estill,
                                                  Chief Financial Officer